UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2023

WisdomTree, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10932	13-3487784
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)

250 West 34th Street
3rd Floor
New York, NY 10119
(Address of principal executive offices, including zip code)

(212) 801-2080

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WT	The New York Stock Exchange
Preferred Stock Purchase Rights		The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth under “Item 3.03 Material Modification to Rights of Security Holders” of this Current Report on Form 8-K with respect to the entry into the Rights Agreement (as described below) is incorporated into this Item 1.01 by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

WisdomTree, Inc., a Delaware corporation (the “Company”), entered into an amendment, effective as of May 4, 2023 (the “Amendment”), to the Stockholder Rights Agreement, dated as of March 17, 2023 (the “Rights Agreement”), between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (the “Rights Agent”). The Amendment amends the Rights Agreement by amending the definition of “Beneficial Owner,” “Beneficially Own,” and “Beneficial Ownership” in Section 1(d) of the Rights Agreement to replace Section 1(d)(ii)(B) and Section 1(d)(iii) in their entirety with the definitions as set forth in the Amendment attached hereto as Exhibit 4.1.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 8.01.	Other Events.

Supplemental Disclosures to the Company’s Definitive Proxy Statement, dated May 1, 2023 (the “Proxy Statement”)

The disclosure under the heading “Amendment” on page 47 of the Proxy Statement is hereby amended and supplemented by replacing the first full paragraph in its entirety with the following:

The Rights Agreement may be amended by the Board of Directors in its sole discretion at any time prior to the time at which any person becomes an Acquiring Person. After such time the Board of Directors may, subject to certain limitations set forth in the Rights Agreement, amend the Rights Agreement only to cure any ambiguity, defect or inconsistency, to shorten or lengthen any time period, or to make changes that do not adversely affect the interests of Rights holders (excluding the interests of an Acquiring Person or its associates or affiliates).

On May 4, 2023, the Company and Continental Stock Transfer & Trust Company made and entered into Amendment No. 1 to the Rights Agreement to amend the definition of “Beneficial Owner,” “Beneficially Own,” and “Beneficial Ownership” in Section 1(d) of the Rights Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 4.1	Amendment No. 1, dated as of May 4, 2023, to Stockholder Rights Agreement, dated as of March 17, 2023, between WisdomTree, Inc. and Continental Stock Transfer & Trust Company, as Rights Agent

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WisdomTree, Inc.

Date: May 5, 2023	By:	/s/ Marci Frankenthaler
Marci Frankenthaler
Chief Legal Officer and Secretary

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